UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 21, 2006

                   INTERCHANGE FINANCIAL SERVICES CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

        New Jersey                      1-10518                 22-2553159
        ----------                      -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)          Identification No.)

Park 80 West/Plaza Two, Saddlebrook, NJ                                  07663
---------------------------------------                                  -----
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (201) 703-2265

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01   Regulation FD Disclosure

         On February 22, 2006, executives of Interchange Financial Services Corporation (the "Corporation") will present information regarding the Corporation's business at the America's Community Bankers Community Bank Investor Conference. The presentation to be given at this conference is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d)   The following is furnished as an exhibit to this Current Report on Form
      8-K:

      Exhibit No.   Description
      -----------   -----------
      99.1          Investor Presentation given February 22, 2006

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:  February 21, 2006        INTERCHANGE FINANCIAL
                                       SERVICES CORPORATION

                                       By:  /s/ Charles T. Field
                                            --------------------
                                       Name:    Charles T. Field
                                       Title:   SVP and Chief Financial Officer

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                                  Exhibit Index

Exhibit No.       Description
-----------       -----------
99.1              Investor Presentation given February 22, 2006